Exhibit 10.5

            MATERIAL TERMS AND CONDITIONS OF LOANS BY OLIVE WAITE TO
                              YOUNG AVIATION, LLC

Introduction:

     At various times prior to the acquisition by Datamill Media Corp. of Young Aviation, LLC, Olive Waite loaned various funds to Young Aviation, LLC. Ms. Waite is the Mother of Joel A. Young, Datamill Media's Chief Executive Officer.

Loans:            Dates:                    Loan Amounts:

                  May 1, 2007                $ 5,000.00
                  January 31, 2008           $10,000.00
                  December 31, 2009          $10,000.00
                  September 20, 2011         $ 6,000.00

Total Loans:                                 $31,000.00

Interest Rate:                               5%

Repayment Terms:                             Payable on demand

Collateral:                                  None